                                                                    Exhibit 24.1


                           DIRECTOR AND/OR OFFICER OF
                           COLE NATIONAL CORPORATION

                       REGISTRATION STATEMENT ON FORM S-3

                               POWER OF ATTORNEY


         The undersigned director and/or officer of Cole National Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints Joseph Gaglioti, Wayne Mosley and Tracy Burmeister, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration Statement(s) on Form S-3 relating to the registration for sale of the Corporation's Class A Common Stock, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                           EXECUTED as of June 12, 1997.




                                      Chairman, Chief Executive Officer and
                                      Chief Financial Officer; Director
                                      (Principal Executive and Financial
/s/ Jeffrey A. Cole                   Officer)
------------------------              -------------------------------------
     Signature                                      Title

Jeffrey A. Cole
-----------------------
    Name

                           DIRECTOR AND/OR OFFICER OF
                            COLE NATIONAL CORPORATION

                       REGISTRATION STATEMENT ON FORM S-3

                                POWER OF ATTORNEY


         The undersigned director and/or officer of Cole National Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints Jeffrey A. Cole, Joseph Gaglioti, Wayne Mosley and Tracy Burmeister, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration Statement(s) on Form S-3 relating to the registration for sale of the Corporation's Class A Common Stock, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                           EXECUTED as of June 12, 1997.



                                      President and Chief Operating
 /s/ Brian B. Smith                   Officer; Director
------------------------              -------------------------------------
      Signature                                    Title



Brian B. Smith
------------------------
     Name

                           DIRECTOR AND/OR OFFICER OF
                            COLE NATIONAL CORPORATION

                       REGISTRATION STATEMENT ON FORM S-3

                                POWER OF ATTORNEY


                  The undersigned director and/or officer of Cole National Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints Jeffrey A. Cole, Joseph Gaglioti, Wayne Mosley and Tracy Burmeister, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration Statement(s) on Form S-3 relating to the registration for sale of the Corporation's Class A Common Stock, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                           EXECUTED as of June 12, 1997.




 /s/ Timothy F. Finley                Director
------------------------              ---------------------------
      Signature                                Title



Timothy F. Finley
------------------------
       Name

                           DIRECTOR AND/OR OFFICER OF
                            COLE NATIONAL CORPORATION

                       REGISTRATION STATEMENT ON FORM S-3

                                POWER OF ATTORNEY


         The undersigned director and/or officer of Cole National Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints Jeffrey A. Cole, Joseph Gaglioti, Wayne Mosley and Tracy Burmeister, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration Statement(s) on Form S-3 relating to the registration for sale of the Corporation's Class A Common Stock, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                           EXECUTED as of June 12, 1997.




 /s/ Irwin N. Gold                    Director
------------------------              ---------------------------
       Signature                              Title



Irwin N. Gold
------------------------
           Name

                           DIRECTOR AND/OR OFFICER OF
                            COLE NATIONAL CORPORATION

                       REGISTRATION STATEMENT ON FORM S-3

                                POWER OF ATTORNEY


         The undersigned director and/or officer of Cole National Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints Jeffrey A. Cole, Joseph Gaglioti, Wayne Mosley and Tracy Burmeister, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration Statement(s) on Form S-3 relating to the registration for sale of the Corporation's Class A Common Stock, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                           EXECUTED as of June 12, 1997.




 /s/ Peter V. Handal                  Director
------------------------              ---------------------------
       Signature                              Title



Peter V. Handal
------------------------
        Name

                           DIRECTOR AND/OR OFFICER OF
                            COLE NATIONAL CORPORATION

                       REGISTRATION STATEMENT ON FORM S-3

                                POWER OF ATTORNEY


         The undersigned director and/or officer of Cole National Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints Jeffrey A. Cole, Joseph Gaglioti, Wayne Mosley and Tracy Burmeister, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration Statement(s) on Form S-3 relating to the registration for sale of the Corporation's Class A Common Stock, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                           EXECUTED as of June 12, 1997.




 /s/ Charles A. Ratner                Director
------------------------              ---------------------------
       Signature                              Title



Charles A. Ratner
------------------------
           Name

                           DIRECTOR AND/OR OFFICER OF
                            COLE NATIONAL CORPORATION

                       REGISTRATION STATEMENT ON FORM S-3

                                POWER OF ATTORNEY


         The undersigned director and/or officer of Cole National Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints Jeffrey A. Cole, Joseph Gaglioti, Wayne Mosley and Tracy Burmeister, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration Statement(s) on Form S-3 relating to the registration for sale of the Corporation's Class A Common Stock, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                           EXECUTED as of June 12, 1997.




 /s/ Walter J. Salmon                 Director
------------------------              ---------------------------
       Signature                              Title



Walter J. Salmon
------------------------
           Name

                           DIRECTOR AND/OR OFFICER OF
                            COLE NATIONAL CORPORATION

                       REGISTRATION STATEMENT ON FORM S-3

                                POWER OF ATTORNEY


         The undersigned director and/or officer of Cole National Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints Jeffrey A. Cole, Joseph Gaglioti and Tracy Burmeister, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration Statement(s) on Form S-3 relating to the registration for sale of the Corporation's Class A Common Stock, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                           EXECUTED as of June 12, 1997.






                                       Chief Accounting Officer
 /s/ Wayne Mosley                      (Principal Accounting Officer)
-------------------                    ------------------------------
     Signature                                      Title



Wayne Mosley
-------------------
     Name